UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2022

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement; Warrant Agent Agreement

On October 6, 2022, Avenue Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Aegis Capital Corp., as underwriter (the “Underwriter”), related to the Company’s underwritten public offering (the “Offering”) of 2,652,065 units (“Units”) and 984,300 pre-funded units (“Pre-funded Units”). Each Unit consisted of one share (a “Share”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock (each, a “Warrant” and, collectively, the “Warrants”), and each Pre-funded Unit consisted of one pre-funded warrant to purchase one share of Common Stock (each, a “Pre-funded Warrant” and collectively, the “Pre-funded Warrants”) and one Warrant. The Units were sold at a price of $3.30 per Unit, and the Pre-Funded Units were sold at a price of $3.2999 ($3.30 less $0.0001, the exercise price of the Pre-funded Warrants).

The Warrants are immediately exercisable upon issuance and are exercisable for a period of five years after the issuance date. The Shares, the Pre-funded Warrants and the Warrants were immediately separable upon issuance and were issued separately. The Underwriter was granted a 45-day option to purchase up to an aggregate of (i) 545,454 additional Shares and/or Pre-funded Units, representing 15% of the Shares and Pre-funded Warrants sold in the Offering, and/or (ii) Warrants to purchase 545,454 additional Shares, representing 15% of the Warrants sold in the Offering, which it initially exercised, in part, electing to purchase 545,454 Warrants at a purchase price of $0.01 per Warrant. The Company consummated the transactions contemplated by the Offering and the Underwriting Agreement on October 11, 2022. Prior to the closing date of the Offering, investors in certain of the Pre-funded Warrants, pursuant to the terms thereof, elected to exercise 949,900 Pre-funded Warrants. Accordingly, at the closing, the Company issued 949,900 fewer Pre-funded Warrants and, in lieu thereof, the corresponding 949,900 shares of Common Stock.

The Company estimates the net proceeds from the Offering to be $10.4 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-267206) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2022, as amended (the “Registration Statement”):

•	the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated in this Item 1.01 by reference;
•	the Warrant, a copy of which form of Warrant is attached as Exhibit 4.1 hereto and incorporated in this Item 1.01 by reference;
•	the Pre-funded Warrant, a copy of which form of Pre-funded Warrant is attached as Exhibit 4.2 hereto and incorporated in this Item 1.01 by reference; and
•	a Warrant Agent Agreement, dated October 6, 2022, by and among the Company and VStock Transfer, LLC, a copy of which is attached as Exhibit 4.3 hereto and incorporated in this Item 1.01 by reference.

Item 8.01	Other Events.

Nasdaq Compliance

As previously disclosed, the Company had been notified by the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a company to maintain a minimum of $2.5 million in stockholders’ equity (the “Stockholders’ Equity Requirement”), nor did it meet the alternatives of market value of listed securities or net income from continuing operations. Under a decision by a Nasdaq Hearings Panel (the “Panel”), the Company has until October 31, 2022 to demonstrate compliance with the Stockholders’ Equity Requirement. As a result of the closing of the Offering, taking into account the net proceeds thereof, the Company believes that, as of the date of this Current Report on Form 8-K, it satisfies the Stockholders’ Equity Requirement for continued listing on The Nasdaq Capital Market. The Company is awaiting a formal compliance determination from the Panel and will provide an update upon receipt of such determination. The Company’s determination of stockholders’ equity is based on estimates and information available to it as of the date of this Current Report on Form 8-K, is not a comprehensive statement of its financial results or position as of or for the quarter ended December 31, 2022, and has not been audited, reviewed or compiled by its independent registered public accounting firm. The Company’s financial closing procedures for the quarter ended December 31, 2022, are not yet complete and, as a result, stockholders’ equity upon completion of its closing procedures may vary from this preliminary estimate.

Additionally, as previously disclosed, the Company had been notified by the Staff that the Company’s closing bid price was below $1.00 per share for 30 consecutive business days, and that, therefore, the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), which is the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Under a decision by the Panel, the Company was given through October 6, 2022 to satisfy the Minimum Bid Price Requirement for at least 10 consecutive trading days. As of the close of business on October 11, 2022, the consolidated closing bid price of the Common Stock has exceeded $1.00 per share for 13 consecutive trading days. The Company is awaiting a formal compliance determination from the Panel with respect to its compliance with the Minimum Bid Price Requirement and will provide an update upon receipt of such determination.

Press Releases

On October 6, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1. On October 11, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K contains predictive or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of current or historical fact contained in this Current Report on Form 8-K, including statements that express the Company’s intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about the Company’s business, industry and other conditions affecting its financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties, including those risks and uncertainties described in the filings the Company makes with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by applicable law. Investors should evaluate any statements made by the Company in light of these important factors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 6, 2022, by and between the Company and Aegis Capital Corp.
4.1	Form of Warrant.
4.2	Form of Pre-funded Warrant.
4.3	Warrant Agent Agreement, dated October 6, 2022, by and between the Company and VStock Transfer, LLC.
99.1	Press Release, dated October 6, 2022.
99.2	Press Release, dated October 11, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: October 12, 2022
	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer